SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549



                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 6, 2003


                        KARMA MEDIA, INC
              --------------------------------
   (Exact name of registrant as specified in its charter)






     Nevada                  333-86518                 75-3025152
  -----------             ---------------           ----------------
(State  or other        (Commission File No.)      (I.R.S. Employer
jurisdiction of                                    Identification No.)
incorporation or
organization)




         5006 Coolidge Avenue, Culver City, California 90230
 -------------------------------------------------------------------
            (Address of principal executive offices)




Registrant's  telephone number, including  area  code: 310-397-1200


                          ESTELLE REYNA, INC.
                           8343 East Earll
                     Scottsdale, Arizona 85251
                    ------------------------------
     (Former name or former address, if changed since last report)








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Item 7.   FINANCIAL STATEMENTS OR EXHIBITS.

          a.   Financial Statements.

                    None.

          b.   Exhibits.

               99   Press Release by Karma Media, Inc., dated November
                    6, 2003, announcing the launch of its much-anticipated web site, www.karmajunction.com





















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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:  November 5, 2003            Karma Media, Inc.



                               /s/  Dominique Einhorn
                               ------------------------------------
                               Dominique Einhorn, President


























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